Nationwide Life Insurance Company: • Nationwide VLI Separate Account - 6

Prospectus supplement dated May 26, 2010

to Prospectus dated May 1, 2008

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

Your prospectus offers the following underlying mutual fund as an investment option under your policy.  Effective May 28, 2010, this underlying mutual fund changed its name as indicated below:

Old Name	New Name
Rydex|SGI Variable Trust – All-Cap Opportunity Fund	Rydex|SGI Variable Trust – U.S. Long Short Momentum Fund